Filed Pursuant to Rule 497(e)
1933 Act File No. 333-108394
1940 Act File No. 811-21422

P R O S P E C T U S
January 31, 2005

Lotsoff Capital Management Micro Cap Fund

        Lotsoff Capital Management Micro Cap Fund is a no load mutual fund seeking long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase. In view of this, the Fund may be subject to above-average risk.

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	TABLE OF CONTENTS
Lotsoff Capital Management	Questions Every Investor Should Ask Before
Equity Trust	Investing in the Fund	2
20 North Clark Street	Fees and Expenses	6
34th Floor	Investment Objective and Strategies	7
Chicago, Illinois 60602-4109	Disclosure of Portfolio Holdings	8
Toll Free: 877-568-7633 (LOTSOFF)	Management of the Fund	8
Local:(312) 368-1442	The Fund's Share Price	9
	Purchasing Shares	10
	Redeeming Shares	13
	Dividends, Distributions and Taxes	16
	Financial Highlights	17
	Share Purchase Application	n/a

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
INVESTING IN THE FUND

1.	What are the Fund’s Goals?

The Fund seeks long-term capital appreciation.

2.	What are the Fund’s Principal Investment Strategies?

The Fund invests (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of domestic companies with market capitalizations that are below $500 million at the time of initial purchase (“micro cap companies”).

Micro cap companies represent the smallest sector of public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Fund’s investment adviser, Lotsoff Capital Management (the “Adviser”), uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. The Adviser will generally sell a portfolio security when the Adviser believes:

•	the security has achieved its value potential;
•	changing fundamentals signal a deteriorating value potential; or
•	other micro cap securities have a better performance potential.

The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

3.	What are the Principal Risks of Investing in the Fund?

Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

•	Micro Cap Companies:

Micro cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro cap company stocks are more volatile than those of larger companies. Thus, the Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of micro cap company stocks may vary, sometimes significantly, from the returns of the overall market. Micro cap companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of micro cap companies are thinly traded, and purchases and sales may result in higher transactions costs.

•	Manager Risk:

How the Adviser manages the Fund will affect the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy properly. In addition, the Adviser has not previously served as investment adviser to a registered investment company.

•	Market Risk:

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Common Stocks:

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Micro cap companies are especially sensitive to these factors.

•	Market Timing Risk:

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Because there may be less liquidity in the micro cap company stocks in which the Fund invests, the Fund may be subject to greater risk of market timing activities than other equity mutual funds. The Fund’s Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. However, the officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Trustees any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund’s Board of Trustees may reconsider its decision not to adopt policies and procedures.

•	High Portfolio Turnover:

High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors.

4.	How has the Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how its average annual returns over various periods compare to those of Russell 2000 Index and the Richards & Tierney Micro Cap Index. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Total Return
(per calendar year)

Note: During the one year period shown on the bar chart, the Fund’s highest total return for a quarter was 16.01% (quarter ended December 31, 2004) and the lowest return for a quarter was -4.62% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2004)

	1 Year	Since Inception (1)
Return Before Taxes	14.46%	16.98%
Return After Taxes on Distribution (2)	13.55%	16.17%
Return After Taxes on Distributions and Sale	9.40%	13.99%
of Shares (2)
Russell 2000 Index (3)	18.33%	18.57%
Richards & Tierney Micro Cap Index (4)	15.67%	20.42%

(1)     The Fund commenced operations on November 7, 2003.

(2)     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The Russell 2000 Index is a popular measure of the stock performance of small companies. It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

(4)     The Richards and Tierney Micro Cap Index is a custom benchmark that includes securities that meet the following criteria: (1) traded on a national securities exchange; (2) no ADRs or MLPs, preferred stocks or investment funds, (3) not on the standard Richards & Tierney elimination list, which includes announced takeovers in final stages; (4) market price greater than $1.50 per share; (5) minimum market capitalization greater than $50 million but less than $250 million; (6) minimum daily volume of at least $25,000; (7) minimum of 85% of days traded over the relevant performance period; and (8) maximum of 10% in any one stock. Securities are weighted using a basic capitalization-weighted scheme linked to the deciles of the New York Stock Exchange. This process allows the benchmark’s weighting parameters to float with market movements through time rather than stand rigidly.

FEES AND EXPENSES

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None
Redemption Fee	None (1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.76%

(1)     Our transfer agent charges a fee of $13 for each wire redemption.

EXAMPLE

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$179	$554	$954	$2,073

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        The Fund seeks long-term capital appreciation through investing primarily (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of domestic companies with market capitalizations that are below $500 million at the time of initial purchase. This is a non-fundamental policy. If the Fund decides to change this policy, it will provide 60 days prior written notice of its decision to shareholders.

The Fund’s Principal Investment Strategies

        Micro cap companies represent the smallest sector of public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

        The Adviser uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. To select stocks for the Fund’s portfolio the Adviser will first rank all the stocks of micro cap companies using quantitative models. These models are based upon such factors as real cash flow returns on assets, a company’s rate of asset and earnings growth, the company’s cost of capital and whether the ongoing operation is improving or declining. The Adviser may override the models based on any number of subjective criteria. Once the ranking of these micro cap stocks is completed, the Adviser will evaluate companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management. The Adviser will then design a portfolio which, in its opinion, will have an expected return potentially greater than the overall economy. There can be no assurance that the Fund will achieve this result.

The Fund’s Non-Principal Investment Strategies

        Ordinarily, the Adviser intends to keep the portfolio fully invested in micro cap stocks; however, the Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

        The Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. Generally, the Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Fund typically invests. If greater liquidity is desired, then the Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500 Index and the Standard & Poor’s 400 Midcap Index. The Fund’s investment in ETFs, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate.

        The Fund may purchase stock index futures contracts to efficiently manage cash flows into and out of the Fund and to potentially reduce trading costs. Participation in the futures markets involves additional investment risks, in particular, the loss from investing in futures contracts is potentially unlimited. The skills needed to invest in futures contracts are different from those needed to invest in portfolio securities. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. When investing in stock index futures contracts, the Fund will not be investing for long-term capital appreciation.

        Although it seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Fund will not significantly exceed 100%. A turnover rate of 100% would occur, for example, if all of the Fund’s securities were replaced within one year. A turnover rate of 100% or more would result in the Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Fund’s total return. High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

        Lotsoff Capital Management is the Fund’s investment adviser.

The Adviser's address is:	20 North Clark Street, 34th Floor Chicago, Illinois 60602-4109 Telephone: (312) 368-1442

        The Adviser has been in business since 1981. The Adviser has not previously served as investment adviser to a registered investment company. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets at an annual rate of 0.95%. The day-to-day management of the Fund’s portfolio is conducted by Joseph N. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Donald W. Reid Ph.D., Senior Portfolio Manager and Director of Equity Research. Messrs. Pappo and Reid have been employed by the Adviser as portfolio managers since October 1997.

THE FUND’S SHARE PRICE

        The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

        Short-term investments held with a remaining maturity of 60 days of less are generally valued at amortized cost, which approximates market value. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted”securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

        The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	Initial Investments

•	All Accounts	$ 25,000

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 1,000

•	All other accounts	$ 5,000

The Fund may accept initial investments of (i) not less than $5,000 from investors who are related to or affiliated with shareholders who have invested $25,000 in the Fund and (ii) not less than $1,000 from Trustees of the Fund and employees and officers of the Adviser.

3.	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (the Fund has additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-877-568-7633.

4.	Make your check payable to “Lotsoff Capital Management Equity Trust.” All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks, money orders, travelers checks, credit cards, credit card checks or other checks deemed to be high risk. UMB Fund Services, Inc., the Fund’s transfer agent (“UMBFS”), will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result. The Fund may redeem shares you own as reimbursement for any such losses. The Fund reserves the right to reject any purchase order for Fund shares.

5.	Send the application and check to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. P.O. Box 1811 Milwaukee, WI 53201-1811

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

6.	To purchase shares by wire, UMBFS must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-877-568-7633 prior to wiring funds. You should wire funds to:

UMB Bank, n.a.
ABA #101000695
For credit to Lotsoff Capital Management Equity Trust
Account # 9871063100
For further credit to:
      {Investor Account # _______}
      {Name or Account Registration}
{Social Security or Taxpayer Identification Number}

        Please remember that UMB Bank, n.a. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

        Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

        The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees for the services they provide to their customers. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

        You can open an automatic investment plan with an initial investment of $25,000 and a minimum of $1,000 per transaction after you start your plan. On the day you select (you may choose the 5th, 10th, 15th, 20th, 25th or last day of the month), the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Fund. You can terminate the automatic investment plan at any time by calling UMBFS at least five business days before your next scheduled withdrawal date. Your automatic investment plan will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your automatic investment plan. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

Other Information about Purchasing Shares of the Fund

        The Fund may reject any purchase application for any reason. The Fund will not accept any purchase orders by telephone. The Fund will not issue certificates evidencing shares. Investors will receive a written confirmation for all purchases of shares.

        If you would like to purchase shares into a retirement account, please call 1-877-568-7633 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•	additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance at 1-877-568-7633 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $50,000

•	The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

•	The redemption proceeds are to be sent to an address other than the address of record

•	The Fund receives the redemption request within 30 business days of an address change

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. A notarized signature is not an acceptable substitute for a signature guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. P.O. Box 1811 Milwaukee, WI 53201-1811

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares through Servicing Agents

        If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•	The redemption price per share you receive for redemption requests is the next determined net asset value after UMBFS receives your written request in good order with all required information; or

•	If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	When shareholders redeem shares other than through Servicing Agents, UMBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder’s account whereas UMBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct UMBFS to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

        Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Because there may be less liquidity in the micro cap company stocks in which the Fund invests, the Fund may be subject to greater risk of market timing activities than other equity mutual funds. Notwithstanding the foregoing, the Fund’s Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

        In making this determination the Board of Trustees took note of the fact the Fund invests in stocks of micro cap companies where the harm to the Fund from frequent purchases and redemption of Fund shares may be greater than if the Fund invested in stocks of large cap companies. Because of the nature of the Fund's investment, the Board of Trustees has instructed the officers of the Fund to review reports of purchases and redemptions of Fund shares on a regular basis, to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Trustees any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund’s Board of Trustees may reconsider its decision not to adopt market timing policies and procedures.

        This policy does not affect the Fund’s right to reject any purchase request. The Fund reserves the right to modify this policy at any time as it deems fit, and as may be required by regulatory requirements.

Other Redemption Considerations

        When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

•	If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

•	UMB Bank, n.a., currently charges $13 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

•	The Fund may pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Small Accounts

        All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close your account when a redemption leaves your account with a balance below $5,000. We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to UMBFS or by calling 1-877-568-7633.

        The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Fund’s financial performance for the period that it has been operating. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and capital gains distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

November 7, 2003 (1) to September 30, 2004
PER SHARE DATA:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.09)
Net realized and unrealized gain on investments	0.41

Total from investment operations	0.32

Net asset value, end of period	$10.32

TOTAL RETURN	3.20% (2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$47,732
Ratio of total expenses to average net assets	1.76% (3)
Ratio of net investment loss to average net assets	(1.08)% (3)
Portfolio turnover rate	64% (2)

(1) Commencement of operations.

(2) Not annualized

(3) Annualized.

        To learn more about Lotsoff Capital Management Micro Cap Fund, you may want to read the Fund’s Statement of Additional Information (or “SAI”), which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

        You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

        The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-877-568-7633.

        Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:

Lotsoff Capital Management Equity Trust c/o UMB Fund Services, Inc. P.O. Box 1811 Milwaukee, WI 53201-1811 Telephone: 1-877-568-7633

        The general public can review and copy information about Lotsoff Capital Management Micro Cap Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        Please refer to the Fund's Investment Company Act File No. 811-21422 when seeking information about the Fund from the Securities and Exchange Commission.